SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                     (Date of earliest
                     event reported):        September 23, 2003


Commission File        Name of Registrant, State of Incorporation, Address of               IRS Employer
    Numbers               Principal Executive Offices and Telephone Number              Identification Number
---------------        ------------------------------------------------------           ---------------------

     0-7831              JOURNAL COMMUNICATIONS, INC.                                        39-0382060
                         A Wisconsin corporation
                         333 West State Street
                         Milwaukee, Wisconsin 53202
                         (414) 234-2728

   001-31805             THE JOURNAL COMPANY                                                 20-0020198
                         A Wisconsin corporation
                         333 West State Street
                         Milwaukee, Wisconsin 53202
                         (414) 234-2728

This combined Form 8-K is separately filed by Journal Communications, Inc. and The Journal Company.

Item 5.   Other Events and Regulation FD Disclosure.
------    -----------------------------------------

     On September 23, 2003, The Journal Company (the "Company") agreed to sell 16,854,000 shares of its class A common stock at a price of $15.00 per share to the public in an initial public offering through Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other underwriters who are members of the underwriting syndicate (collectively, the "Underwriters"). In connection therewith, the Abert Family Journal Stock Trust agreed to sell 396,000 shares of the Company's class A common stock through the Underwriters. Journal Communications, Inc., the parent corporation of the Company ("Old Journal"), is also a party to the agreement with the Underwriters. Prior to the closing of the initial public offering, the Company and Old Journal will effect a share exchange, following which the Company will change its name to Journal Communications, Inc. and become the parent corporation of Old Journal, which will change its name to The Journal Company.

     The underwriters also have an option to purchase up to 2,587,500 additional shares of class A common stock of the Company at the same price per share to cover any over-allotments. The initial public offering of the shares is expected to close on September 29, 2003.

     The class A common stock being sold by the Company and the Abert Family Journal Stock Trust is registered on a Registration Statement on Form S-1 (Registration No. 333-105210) as filed with the Securities and Exchange Commission. The final version of the Underwriting Agreement among the Company, Old Journal, the Abert Family Journal Stock Trust and the Underwriters is filed herewith, along with the press release announcing the pricing of the initial public offering.


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
Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith

              (1.1) Underwriting Agreement, dated September 23, 2003, among The
                    Journal Company, Journal Communications, Inc., the Abert Family Journal Stock Trust and Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other underwriters named therein.

             (99.1) Press Release, Journal Communications Initial Public
                    Offering Priced at $15.00 Per Share, September 23, 2003.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                 JOURNAL COMMUNICATIONS, INC.
                                 THE JOURNAL COMPANY



Date:  September 23, 2003         By: /s/ Paul E. Kritzer
                                      --------------------------------
                                      Paul E. Kritzer
                                      Vice President, Secretary and
                                         General Counsel-Media

                          JOURNAL COMMUNICATIONS, INC.
                               THE JOURNAL COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 23, 2003


Exhibit No.
----------

(1.1) Underwriting Agreement, dated September 23, 2003, among The Journal Company, Journal Communications, Inc., the Abert Family Journal Stock Trust and Morgan Stanley & Co. Incorporated, Robert W. Baird & Co. Incorporated, Credit Suisse First Boston LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other underwriters named therein.

(99.1) Press Release, Journal Communications Initial Public Offering Priced at $15.00 Per Share, September 23, 2003.



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